CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2017
CAPITAL MANAGEMENT
CAPITAL MANAGEMENT

17. CAPITAL MANAGEMENT

The Trust's capital structure comprises the total of the stapled unitholders' equity and consolidated debt. The total managed capital of the Trust is summarized below:

As at December 31,	2017	2016

Unsecured debentures, net	$647,306	$646,768
Cross currency interest rate swaps	61,466	10,641
Bank indebtedness	32,552	—

Total debt	741,324	657,409
Stapled unitholders' equity	2,136,614	1,948,207

Total managed capital	$2,877,938	$2,605,616

The Trust manages, monitors and adjusts its capital balances in response to the availability of capital, economic conditions and investment opportunities with the following objectives in mind:

•	Compliance with investment and debt restrictions pursuant to the Declaration of Trust;
•	Compliance with existing debt covenants;
•	Maintaining investment grade credit ratings;
•	Supporting the Trust's business strategies including: ongoing operations, property development and acquisitions;
•	Generating stable and growing cash distributions; and
•	Building long-term unitholder value.

The Declaration of Trust contains certain provisions with respect to capital management which include:

•

The Trust shall not incur or assume any indebtedness if, after giving effect to the incurring or assumption of the indebtedness, the total indebtedness of the Trust would be more than 65% of the Gross Book Value (as defined in the Declaration of Trust); and

•

The Trust shall not invest in raw land for development, except for (i) existing properties with additional development, (ii) the purpose of renovating or expanding existing properties or (iii) the development of new properties, provided that the aggregate cost of the investments of the Trust in raw land, after giving effect to the proposed investment, will not exceed 15% of Gross Book Value.

At December 31, 2017, the Trust's consolidated debt consists of the Credit Facility, the 2021 Debentures and the 2023 Debentures which have various financial covenants. These covenants are defined within the Credit Facility and the trust indenture and, depending on the debt instrument, include a total indebtedness ratio, a secured indebtedness ratio, an interest coverage ratio, an unencumbered asset ratio, and a minimum equity threshold. The Trust monitors these provisions and covenants and was in compliance with their respective requirements as at December 31, 2017.

Distributions are made at the discretion of the Board of Trustees (the "Board"). However, Granite REIT intends to distribute each year all of its taxable income as calculated in accordance with the Income Tax Act. For the fiscal year 2017, the Trust declared a monthly distribution of $0.217 per stapled unit from January to November and a monthly distribution of $0.227 per stapled unit for the month of December. The Board determined these distribution levels having considered, among other factors, estimated 2017 and 2018 cash generated from operations and capital requirements, the alignment of its current and targeted payout ratios with the Trust's strategic objectives and compliance with the above noted provisions and financial covenants.